UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

PAREXEL International Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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EXPLANATORY NOTE

On July 28, 2017, PAREXEL International Corporation (the “Company” or “PAREXEL”) delivered the following letter to its employees:

UPDATED FAQS AVAILABLE

Dear Colleagues,

Thank you for sharing your questions regarding PAREXEL’s agreement to be acquired by Pamplona Capital Management. We have received positive response from internal and external stakeholders, including employees, clients and business partners.

The acquisition is anticipated to close in late September 2017. During this interim period, we recognize that you will continue to have questions. To ensure you are informed as information becomes available, Corporate Communications will regularly update FAQs available to all employees. Today, we have updated FAQs focused on:

•	Overview of the proposed transaction

•	Employee benefits questions

We welcome your continued questions. As part of this ongoing process, please continue to submit them through the Questions/Suggestions webpart on Connect.

Regards,

Corporate Communications

Overview of the Proposed Transaction

Q1: Following the announcement with Pamplona, lawsuits have been filed relating to the deal. Is there any validity to these suits?

A1: These kinds of lawsuits are commonplace and routinely filed in connection with many merger and acquisition transactions. In PAREXEL’s case, we believe these suits have no merit.

Q2: Are PAREXEL employees with unvested shares able to vote? If so when and how?

A2: PAREXEL employees with Restricted Stock Awards (RSAs) have voting rights; employees with Unvested Share Options or Restricted Stock Units (RSUs) do not have voting rights. The award type depends on your country. Visit the Fidelity NetBenefits home page to determine if you have RSAs or RSUs.

Employee Benefits Questions

Q1: How will U.S. employee 401(k) investments in PAREXEL stock be managed after the Company becomes private? Will Fidelity receive cash to then reinvest in the 401(k) funds?

A1: If the proposed transaction is completed prior to the planned elimination of the PAREXEL Stock Fund on February 15, 2018, the 401(k) plan will receive cash for the PAREXEL common stock in the PAREXEL Stock Fund. In this case, these proceeds will be credited to participants’ accounts in the applicable State Street Global Advisors Target Retirement Fund based on an employee’s age. The PAREXEL Stock Fund will be eliminated as an investment option.

Additional Information about the Proposed Transaction and Where to Find It

PAREXEL plans to file with the U.S. Securities and Exchange Commission (“SEC”) and furnish its shareholders with a proxy statement in connection with the proposed transaction with Pamplona and security holders of PAREXEL are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about PAREXEL, Pamplona and their respective affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by PAREXEL with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov .

In addition, investors may obtain a free copy of PAREXEL’s filings from PAREXEL’s website at www.PAREXEL.com or by directing a request to: PAREXEL International Corporation, 195 West Street, Waltham, Massachusetts 02451, Attn: Ron Aldridge, Senior Director of Investor Relations.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

PAREXEL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of PAREXEL in connection with the proposed transaction. Information about those directors and executive officers of PAREXEL, including their ownership of PAREXEL securities, is set forth in the proxy statement for PAREXEL’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on October 26, 2016, as amended and supplemented by other PAREXEL filings with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of PAREXEL and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, potential opportunities to accelerate PAREXEL’s growth and enhance its delivery of world-class solutions to its customers; PAREXEL’s position to capitalize on an increased trend for outsourcing of pharmaceutical products and services; the expected impact of this transaction on PAREXEL’s financial and operating results and business, the operation and management of PAREXEL after the acquisition, the anticipated funding for the transaction, and the timing of the closing of the acquisition. The words “anticipates”, “believes”, “expects”, “may”, “plans”, “predicts”, “will”, “potential”, “goal” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. PAREXEL’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which PAREXEL may not be able to predict and may not be within PAREXEL’s control. Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed merger may not be completed in a timely manner, or at all, which may adversely affect PAREXEL’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed merger, including the adoption of the Merger Agreement by PAREXEL’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on PAREXEL’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed merger may disrupt PAREXEL’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed merger, (vii) risks related to the diverting of management’s attention from PAREXEL’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against PAREXEL related to the Merger Agreement or the proposed merger. In addition, PAREXEL’s actual performance and results may differ materially from those currently anticipated due to a number of risks including, without limitation: changes in customers’ spending and demand and the trends in pharmaceutical companies’ outsourcing of research and development; PAREXEL’s ability to provide quality and timely services and to compete with other companies providing similar services; PAREXEL’s ability to comply with strict government regulations of the drug, medical device and biotechnology industry; PAREXEL’s ability to successfully integrate past and future acquisitions, including the acquisitions of Health Advances, LLC, ExecuPharm, Inc., and The Medical Affairs Company, LLC, and to realize the expected benefits of each; a change in PAREXEL’s relationships with its largest customers; PAREXEL’s ability to service its indebtedness; PAREXEL’s ability to protect its technology and proprietary information and the confidential information of its customers; the loss, modification, or delay of contracts which would, among other things, adversely impact the Company’s recognition of revenue included in backlog; the Company’s dependence on certain industries and clients; the risk of patent infringement and other litigation; as well as those risks discussed in PAREXEL’s Annual Report on Form 10-K for the year ended June 30, 2016 as filed with the Securities and Exchange Commission (SEC) on September 9, 2016, subsequent Quarterly Reports filed with the SEC and PAREXEL’s other SEC filings. Numerous factors, including those noted above, may cause actual results to differ materially from current expectations. PAREXEL expressly disclaims any current intention or obligation to update any forward-looking statement in this communication to reflect future events or changes in facts affecting the forward-looking statements contained in this communication.